SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                 CYTOGENIX, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:


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2) Aggregate number of securities to which transaction applies:


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3) Per unit price or other underlying value of transaction  computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined):


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4) Proposed maximum aggregate value of transaction:



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

5) Total fee paid:


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[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:


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2) Form, Schedule or Registration Statement No.:


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6) Filing Party:


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7) Date Filed:


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


                                 CYTOGENIX, INC.
                            3100 WILCREST, SUITE 140
                              HOUSTON, TEXAS 77042


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 13, 2007

To our Shareholders:

         The Annual Meeting of the Shareholders (the "Annual Meeting") of CytoGenix, Inc., a Nevada corporation (the "Company"), will be held on June 13, 2007, at the Houston Marriott Westchase, 2900 Briar Park Drive, Houston, Texas at 2:00 pm., central standard time, for the purpose of considering and voting on the following matters:

1. The election of one director to serve until the 2010 Annual Meeting of shareholders or until his successor is elected and qualified.

2. The approval of the selection of LBB & Associates Ltd., LLP as the Company's independent auditors for the fiscal year ended December 31, 2007.

3. The transaction of such other business as may properly come before the meeting and any adjournment thereof.

         The Board of Directors has established the close of business on April 19, 2007 as the record date for determining the shareholders entitled to notice and to vote at the Annual Meeting and any adjournment thereof.

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, EVEN IF YOU PLAN TO ATTEND, PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ACCOMPANYING ENVELOPE.

                                         Sincerely,

                                         /s/ Malcolm Skolnick
                                             ----------------
                                         Malcolm Skolnick
                                         Chairman of the Board of Directors
                                         Chief Executive Officer and President

May 7, 2007

                 -----------------------------------------------

                                 CYTOGENIX, INC.
                            3100 WILCREST, SUITE 140
                              HOUSTON, TEXAS 77042
                 -----------------------------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 13, 2007
                   ------------------------------------------


                             SOLICITATION OF PROXIES

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of the Company of proxies from the holders of record of the common stock, par value $.001 per share ("Common Stock"), at the close of business on April 19, 2007, for use at the Annual Meeting to be held at 2:00 pm., central standard time, on June 13, 2007, and any adjournment thereof. This Proxy Statement, the attached proxy and the Company's Annual Report for the fiscal year ended December 31, 2006 are being mailed together on or about May 16, 2007 to shareholders entitled to notice of and to vote at the Annual Meeting. The principal executive office of the Company is 3100 Wilcrest, Suite 140, Houston, Texas 77042.

         Properly executed proxies will be voted as directed. If no direction is indicated therein, proxies received in response to this solicitation will be voted FOR: (i) the election of one nominee for director; (ii) the ratification of the indicated independent auditors; and (iii) as recommended by the Board of Directors with regard to any other matters, or if no recommendation is given, in their own discretion.

         A proxy on the enclosed form may be revoked by the shareholder at any time before it is voted by filing with the Secretary of the Company a written revocation, by voting in person at the meeting, or by delivering a proxy bearing a later date. Attendance at the Annual Meeting will not, in itself, constitute revocation of the proxy.

         The Company will bear all costs of this Proxy Statement and the proxy and the cost of soliciting proxies relating to the Annual Meeting. It is anticipated that the solicitation of proxies for the Annual Meeting will be made only by use of the mails and will cost approximately $20,000.00. The Company may, however, use the services of its directors, officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. The Company will request that the brokerage houses, custodians, nominees, and fiduciaries forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record for such persons, and the Company will reimburse such persons for their related reasonable out-of-pocket expenses.



                              VOTING OF SECURITIES

         At the close of business on April 19, 2007, the record date for the determination of shareholders entitled to notice of and to vote at the Annual
Meeting (the "Record Date"), there were 140,663,961 issued and outstanding shares of Common Stock, each of which share is entitled to one vote. Common
Stock is the only class of outstanding securities of the Company entitled to notice of and to vote at the Annual Meeting.

         The Company's Bylaws provide that the presence, either in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business. Assuming such a majority is present, the election of directors will require the affirmative vote by a plurality of the votes cast at the Annual Meeting. The approval of the selected independent auditors will require the affirmative vote of a majority of the shares entitled to vote and that voted or abstained at the Annual Meeting. Abstentions from and broker non-votes on the proposal to elect directors will be counted for purposes of determining the presence of a quorum, but will not be included in the total shares voted for or against any nominee. A broker non-vote occurs if a broker or other nominee holding shares for a beneficial owner does not vote on a proposal because he does not have discretionary authority to vote shares and has not received instructions from the beneficial owner with respect to such proposal.
Thus, abstentions from the proposal to ratify the selection of the independent auditors will have the same legal effect as a vote against the proposals, but a broker non-vote will not be counted for purposes of determining whether a majority is achieved.

             PRINCIPAL HOLDERS OF SECURITIES AND SECURITY OWNERSHIP
                                  OF MANAGEMENT

PRINCIPAL HOLDERS OF SECURITIES. The following table sets forth the name and address, as of April 19, 2007, and the approximate number of shares of Common
Stock of the Company owned of record or beneficially by each person who owned of record, or was known by the Company to own beneficially, more than 5% of the Company's Common Stock, and the name and ownership rights of each executive officer and director, and all officers and directors as a group.


                                                                                   COMMON STOCK
                                                                                BENEFICIALLY OWNED
NAME AND ADDRESS
OF BENEFICIAL OWNER
                                                                ---------------------------------------------------

                                                                NUMBER OF SHARES            PERCENT OF CLASS
                                                                -----------------------     -----------------------

Jett**.....................................................            11,800,183                    8.3%
59-340 Diomana Road
Kamuela, Hawaii 96743

Roland L. Violette.........................................
70 Tolland St.
East Hartford, Connecticut 06108                                       10,436,320                    7.4%
-----------------------

         **Jett is a natural person with only one legal name

SECURITY OWNERSHIP OF MANAGEMENT. The following table sets forth the beneficial ownership of Common Stock as of April 19, 2007, by (i) the executive officers set forth in the summary compensation table below who are employed by the Company as of April 19, 2007 (the "Named Executives") and one additional executive officer; (ii) each director and nominee; and (iii) all directors and executive officers as a group. All persons listed have sole disposition and voting power with respect to the indicated shares except as otherwise noted.


                                       2


                                                                            COMMON STOCK
                                                                         BENEFICIALLY OWNED
                                                         ---------------------------------------------------
NAME AND ADDRESS
OF BENEFICIAL OWNER                                      NUMBER OF SHARES1            PERCENT OF CLASS
                                                         -------------------------    ----------------------
                                                                   10,978,123                  7.8%
Malcolm H. Skolnick Ph.D2............................               4,302,698                  3.1%
Yin Chen3............................................                 666,087                   *
Scott E. Parazynski, M.D.4...........................                 540,468                   *
Cy Stein5............................................                 516,016                   *
Raymond L. Ocampo Jr.6...............................                 516,016                   *
John Rossi7..........................................                       0                   --
Pam Schertz..........................................
All  directors  and  executive   officers  as  a  group            17,519,408                 12.4%
(total  of 7 persons)8

-----------------------


         *Less than 1% of the 140,663,961 shares outstanding at April 19, 2007.


       1. Beneficial ownership is determined in accordance with the rules of the SEC, based on factors including voting and investment power with respect to shares. Percentage of beneficial ownership is based on the number of shares of Common Stock outstanding as of April 19, 2007. Stock issuable upon exercise of options within 60 days after April 19, 2007, are deemed outstanding for the purpose of percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership for any other persons.

     2. Consists of 2,248,123 shares owned directly by Dr. Skolnick and 8,730,000 shares he may acquire upon the exercise of stock options.

     3. Consists of 1,084,781 shares owned directly by Dr. Chen and 3,217,917 shares he may acquire upon the exercise of options.

     4. Consists of 166,087 shares owned directly by Dr. Parazynski and 500,000 shares he may acquire upon the exercise of stock options.

     5. Consists of 40,468 shares owned directly by Dr. Stein and 500,000 shares he may acquire upon the exercise of stock options.

     6. Consists of 16,016 shares owned directly by Mr. Ocampo and 500,000 shares he may acquire upon the exercise of stock options.

     7. Consists of 16,016 shares owned directly by Dr. Rossi and 500,000 shares he may acquire upon the exercise of stock options.

     8. Includes 13,947,917 shares that may be acquired upon the exercise of stock options.


                       PROPOSAL 1. - ELECTION OF DIRECTORS

         One director will be elected at the Annual Meeting. Shares or proxies may not be voted for more than one nominee for director. In accordance with
Article III, Section 1(c) of the bylaws of the Company, the Board of Directors is divided into three classes serving staggered three-year terms. Cy Stein has been nominated for election at the Annual Meeting for terms of three years, to hold office until the expiration of his term in 2010 and until his successor is elected and qualified.

         The persons named as proxies in the proxy have been designated by the Board of Directors and intend to vote such proxy "FOR" the persons named above in the election of the Board of Directors, except to the extent authority to vote is withheld from one or more nominees. If any such nominee is unable to serve as a director, it is intended that the shares represented by proxies will be voted in the absence of contrary indication for any substitute nominee that the Board of Directors designates.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEE NAMED BELOW.

         INFORMATION ABOUT NOMINEES AND DIRECTORS.  Set forth below, as of April
19, 2007, for each current director and for each nominee for election as a director of the Company, is information regarding age, position(s) with the Company, membership on committees of the Board of Directors, the period served as a director and term of office, business experience during at least the past five years, and other directorships currently held. Dr. Skolnick, Chairman, President and director, is the only employee or former employees of the Company on the Board of Directors.

NAME                                              PRINCIPAL OCCUPATION                      AGE     DIRECTOR SINCE

Malcolm H. Skolnick Ph.D., JD  Chairman  of the Board of  Directors,  President  and Chief    71         1999
                               Executive   Officer.   Dr.  Skolnick  has  been  the  Chief
                               Executive  Officer  and  President  of  the  Company  since
                               September  9, 1999.  Prior to that time Dr.  Skolnick was a
                               Professor  in  the  University  of  Texas  Health  Sciences
                               Center at Houston  serving in the Medical  School  Graduate
                               School  of  Biomedical  Sciences  and the  School of Public
                               Health.  Dr.  Skolnick has been principal  investigator  in
                               five  clinical   trials  and  holds  four  medical   device
                               patents.   Dr.  Skolnick  received  a  M.S.  and  Ph.D.  in
                               physics  from  Cornell  University  and  a  J.D.  from  the
                               University  of Houston.  He is licensed to practice  law in
                               Texas  and  is  a  registered   patent  attorney.   He  has
                               practiced   intellectual   property  law,  been  active  in
                               technology transfer and licensing  activities and serves on the  boards  of  Southwest  Health  Technology  Foundation,
                               Citizens League for Environmental  Action Now (CLEAN),  and
                               Frank Evans Center for Conflict  Resolution and Responsible
                               Community Designs (a private company).






                                       4


NAME                                              PRINCIPAL OCCUPATION                      AGE     DIRECTOR SINCE

Scott E. Parazynski M.D.       Dr.  Parazynski  is a graduate of Stanford  University  and    47         2002
                               Stanford Medical School. He  subsequently pursued  clinical training at the Brigham and Women's Hospital  (Boston,  MA)
                               and emergency  medicine  residency  training in Denver, CO.
                               While  an   undergraduate  at  Stanford   University,   Dr.
                               Parazynski studied antigenic  variation in African Sleeping
                               Sickness,    using   sophisticated   molecular   biological
                               techniques.  He has numerous  publications  in the field of space  physiology and has an expertise in human  adaptation to stressful  environments.  Dr.  Parazynski is a Fellow of the  Aerospace  Medical  Association  and a  member  of the
                               American  Society  for  Gravitational  and  Space  Biology.
                               He has  received  numerous  special  honors,  including the
                               National  Institutes of Health  Predoctoral  Training Award
                               in Cancer  Biology,  a NASA Graduate  Student  Researcher's
                               Award and the Research  Honors Award from Stanford  Medical
                               School.  Dr.  Parazynski has been an astronaut  since 1992, and has logged  over 6 weeks in  space,  including 20 hours of  spacewalking.  He is a recipient of 4 NASA  Spaceflight
                               Medals,  2 NASA  Exceptional  Service Medals,  and the NASA
                               Distinguished Service Medal.


Cy A. Stein, M.D., Ph.D.       Dr. Stein is currently  Professor of Medicine,  Urology and    54         2003
                               Molecular   Pharmacology  in  the  Oncology  Department  of
                               Albert   Einstein   College  of  Medicine,   New  York.  In
                               addition   to   his    clinical    (Director   of   Medical
                               Genitourinary  Oncology,  Montefiore  Medical  Center)  and
                               faculty   activities,    he   is    co-editor-in-chief   of
                               Oligonucleotides,  sits on six editorial  advisory  boards, including  Clinical  Cancer  Research and Molecular  Cancer
                               Therapeutics,  serves on eight scientific  advisory boards, including Novosom (Halle,  DE), ProNai (Kalamazoo,  MI), SR
                               Pharma  (Berlin,  DE) and Gentium  (Como,  IT) and is an ad
                               hoc reviewer  for over 20 peer  reviewed  journals.  He has
                               authored  115  peer  reviewed  journal  articles.   He  has
                               written 77 book chapters,  reviews and  editorials,  and he holds  eleven  patents  issued and one patent  pending.  He attended Brown  University (BA),  Stanford  University (PhD in Organic Chemistry),  Albert Einstein College of Medicine
                               (MD),   and  New  York   Hospital-Cornell   Medical  Center
                               (Internship and Residency in Internal  Medicine).  Dr Stein
                               was a Clinical  Associate  and Senior  Staff  Fellow at The
                               National Cancer Institute, Bethesda, Maryland.






                                       5

NAME                                              PRINCIPAL OCCUPATION                      AGE     DIRECTOR SINCE


John J. Rossi, PhD             Associate  Director for Laboratory  Research,  City of Hope    60         2003
                               Comprehensive  Cancer Center.  John J. Rossi, PhD began his employment  with City of Hope (COH) in 1980 as an assistant
                               research   scientist   in  the   Department   of  Molecular
                               Genetics.  He was  promoted to chairman of the  Division of
                               Biology in 1992.  In 1993,  COH bestowed its highest  honor upon  him by  naming  him to its  Gallery  of  Medical  and
                               Scientific  Achievement  for  his  pioneering  work  at the molecular  level in the battle against AIDS and other major diseases.  In 1998,  Dr. Rossi was appointed as the Dean of the City of Hope Graduate  School of  Biological  Sciences.
                               Dr. Rossi is an expert in ribozymes  (molecular  scissors).
                               One  of  his  most  notable  projects  is in  the  area  of ribozyme  research in AIDS.  He led the research  team that first  suggested  applying  ribozymes  to  treat  HIV.  His
                               research  in  molecular   genetics  and   microbiology  has
                               resulted in eight  patents  being granted and has served as the basis for more than 120  scientific  papers.  Dr. Rossi received his  bachelor's  degree from the University of New
                               Hampshire  and earned his  doctorate at the  University  of
                               Connecticut.  Prior  to  his  working  at  COH,  Dr.  Rossi completed  four  years  of post  Ph.D.  training  at  Brown
                               University in Providence, Rhode Island.


Raymond L. Ocampo Jr.          Raymond  L.  Ocampo  Jr. is a lawyer  and  businessman  who    54         2003
                               currently  serves on the boards of  directors of PMI Group,
                               Inc.,   Intraware,   Inc.  and  Keynote   Systems  Inc.  He
                               previously  served on the  boards of  directors  of various public technology companies,  including Vantive Corporation and  VitalStream  Holdings,  Inc.  Mr.  Ocampo  retired  in
                               November 1996 as Senior Vice  President,  General Counsel &
                               Secretary at Oracle  Corporation after serving as its chief legal  counsel  for  more  than a  decade.  Before  joining
                               Oracle  Corporation  in 1986, Mr. Ocampo was engaged in the private practice of law in San Francisco  (1976-86) and was an  adjunct  professor  at  Hastings  College  of  the  Law
                               (1977-83).   He  received  his  undergraduate  degree  form
                               U.C.L.A.  in 1973 and his law degree from Boalt Hall School of Law  at  U.C.  Berkely  in  1976.  Mr.  Ocampo  authored
                               Surfing  the  Law  and  Technology  Tsunami  (American  Bar
                               Association  2001), a collection of keynote addresses about the  intersection  of  law,  science  and  technology,  and co-authored  Negotiating and Drafting  Software  Consulting
                               Agreements  (Glasser  LegalWorks  1996). Mr. Ocampo was the
                               2001-02 Chair of the American Bar Association's  Section of
                               Science  &  Technology  Law.  He  co-founded  the  Berkeley
                               Center for Law & Technology,  which for the past decade has been rated the best  intellectual  property  program in the country.


                      MEETINGS AND COMMITTEES OF THE BOARD

         During the fiscal year ended December 31, 2006, the Board of Directors of the Company held nine meetings. Each director participated in at least 75% of all meetings of the Board of Directors. The Board of Directors has no standing committees (audit, compensation or nominating). These functions are fulfilled by the Board of Directors. Because the Company has no audit committee, it has no audit committee financial expert as contemplated by Securities and Exchange Commission rules and regulations.

         The Company has not adopted a written procedure for the review of related party transactions. The Board of Directors is responsible for reviewing transactions, series of transactions or proposed transactions involving the Company and a related person, which includes our executive officers and directors, or any member of his or her immediate family. Examples of the types of transactions the Board of Directors reviews includes payments made by the Company directly to a related person (other than in their capacity as a director or employee) or to an entity in which the related person serves an officer, director, employee or owner, and any other transaction where a potential conflict of interest exists. Any transactions identified are evaluated based on the requirements of set forth in Item 404 of Regulation S-K of the rules of the Securities & Exchange Commission. The Board of Directors has conducted the review procedure with respect to fiscal year 2006 and has determined that there are no reportable related party transactions other than as set forth in the following paragraph.

         The Board determines the independence of directors based a review by the Board. No director is determined to be independent unless the Board has determined that neither the director nor an immediate family member of the director has had any director or indirect material relationship with the Company within the last three years. The guidelines used by the Board to determine the material relationship are from the NASDAQ independence standards listed at www.nasdaq.com, select Corporate NASDAQ Manual Online, Rule 4200. Based on this rule it has been determined that the board has three independent directors: Ray
L. Ocampo Jr., John J. Rossi, and Scott E. Parazynski. It has been determined that Dr. Cy A. Stein is not independent as he has a direct and indirect material relationship through his consultant agreement with the Company and through his employment with Montefiore Medical Center. Dr. Stein's consultant agreement requires a fee of $3,000 per month plus reimbursement of travel expenses for a six-month period ending March, 2007. The Company has entered into a sponsored research agreement (SRA) with Montefiore Medical Center. That SRA obligates the Company to pay fees of approximately $205,000 to Montefiore.

         The Board of Directors has no standing nominating committee. All directors participate in the consideration of director nominees. The directors are of the view that the present management structure (only one of the five directors is an employee of the Company) does not warrant the appointment of a Nominating Committee. The board of directors does not have a formal policy for evaluating nominees with regard to consideration of director candidates recommended by shareholders but will consider any such recommendation that is submitted to the Board of Directors via its stockholder communications procedures described below. The Company does not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees to the Board of Directors.

         Based on the definition of "independence" set forth in Rule 4200 of the NASDAQ Marketplace Rules, the Board of Directors has determined that all of the continuing directors, other than Dr. Skolnick, are "independent directors." Dr. Skolnick is an executive officer of the Company and, therefore, the Board of Directors has concluded that he is not currently an independent director.


         Shareholders who wish to recommend director candidates to the Board of Directors or otherwise send communications to the Board of Directors for any other reason may send a letter addressed to the individual director at:

         CytoGenix, Inc.
         3100 Wilcrest, Suite 140
         Houston, Texas  77042

A copy of the communication will be forwarded to each of the five individual directors.

         The Company encourages each member of the Board of Directors to attend the Annual Meeting of Shareholders. Dr. Skolnick, was the only director who attended the 2006 Annual Meeting of Shareholders, which was also attended by former directors Frank Vazquez and Lawrence Wunderlich.

         The Board of Directors does not have a Compensation Committee. Compensation matters are considered by the entire five-member Board of Directors, which includes four non-employee directors and one executive officer of the Company.

                      COMPENSATION DISCUSSION AND ANALYSIS

INTRODUCTION/CORPORATE GOVERNANCE

         Compensation decisions are made by the Board of Directors. The Board of Directors believes that the ability to attract and retain qualified executive and non-executive officers and provide appropriate incentives is essential to the long-term success of the Company.

         The Board of Director's compensation plan for 2006 was designed to provide significant incentive compensation opportunities in addition to market competitive salaries, and to aid in the retention of executive officers and other significant employees. The plan was intended to link individual employee objectives with overall company strategies and results for 2006, and to reward executive officers and significant employees for their individual contributions to those strategies and results. The Board of Directors uses compensation and performance data from comparable companies in the biopharmaceutical industry to establish market competitive compensation and performance standards for the Company's employees. Based on market information, and Company and individual objectives, the Company's president makes recommendations to the Board of Directors regarding the compensation of each executive and other significant employees on an individual basis.

         Compensation paid to executive officers and other significant employees during 2006 consisted primarily of base salaries.

COMPENSATION PROGRAM DESIGN

         Base Salaries. Base salary is designed to reward core competence for the executive's position at the Company. The amount of the base salary paid to each executive officer was determined by evaluating the competitive marketplace, the scope of each individual's responsibilities, the planned and past performance of the Company, and, to a certain extent, subjective measures of each individual's performance. The recommendations were compiled using information from BioWorld Executive Compensation Report. This report contains comparative date of the proxy statements of 225 public biotechnology companies of compensation packages for the top five senior executive management positions. The Company's president chose those companies that are most similar to the CytoGenix, particularly in market cap as a reference point. The base salaries paid in 2006 to the Named Executive Officers (as defined below) were unanimously approved by the Company's four non-employee directors based on the recommendation of the Company's president.

         Chief Executive Officer (CEO) Compensation. The base salary paid to the CEO was determined by the Board of Directors by evaluating the competitive marketplace, the scope of his responsibilities, the planned and past performance of the Company, and, to a certain extent, subjective measures of performance. Dr. Skolnick was paid in 2006 $68,000 of the bonus he earned in 2005 in his capacity of President. In later part of 2006 and the beginning 2007 via payroll deduction Dr. Skolnick has and intends to forego voluntarily base salary of $68,000 in order for those funds to be available to pay other Company expenses. The Board of Directors may award future discretionary bonuses based on its assessment of management performance and the overall performance of the Company. Dr. Skolnick has also agreed to voluntarily forego $150,000 of his 2007 base salary in order for those funds to be available to pay other Company expenses.

         Chief Financial Officer (CFO) Compensation. The base salary paid to the interim CFO was determined by the CEO and approved by the Board of Directors by evaluating the competitive marketplace, the scope of her responsibilities, the background experience and educational level, and to a certain extent, subjective measures of performance and loyalty. The base salary was determined when the role was assumed in December 2006.

         Chief Scientific Officer (CSO) Compensation. The base salary paid to the CSO was determined by the CEO by evaluating the competitive marketplace, the scope of his responsibilities, the background experience and educational level, invention achievements, and to a certain extent, subjective measures of performance and loyalty. The CSO base salary was determine in March, 2000 and increases have been granted by the CEO based on performance and achievements at the discretion of the CEO.

         Vice  President  of Legal  Affiars.  The base  salary  paid to the Vice
President of Legal Affairs was determined by the CEO by evaluating the competitive marketplace, the scope of her responsibilities, the background experience and educational level, and to a certain extent, subjective measures of performance and loyalty. The qualification to be a registered patient attorney was also a significant consideration in the salary of the Vice President of Legal Affairs. The base salary was determined when the role was assumed in December 2006.

         Stock Options. Stock options to acquire 17,125,000 shares of Common Stock were granted to the Company's employees in 2005 under the CytoGenix, Inc. 2003 Stock Option Plan and the CytoGenix, Inc. 2005 Stock Option Plan. The purpose of long-term awards, currently in the form of stock options, is to align the interests of the executive officers and other employees with the interests of the shareholders. Additionally, long-term awards offer employees an incentive for the achievement of superior performance over time and foster the retention of key management personnel. The Board of Directors favors the granting of equity-based awards over cash compensation for such reasons and also believes that the granting of stock options better motivates executive officers and others to exert their best efforts on behalf of the Company and the shareholders. In determining annual stock option grants, the Board of Directors bases its decision on the individual's performance and potential to improve shareholder value. The Board of Directors, upon the recommendation of the CEO, granted in 2006 stock options to acquire 2,004,000 shares of Common Stock to various CytoGenix employees for their performance and dedication to the objectives of the Company.

         Review of and Conclusion Regarding All Components of Executive Compensation. The Board of Directors has reviewed all components of Dr. Skolnick's compensation, including salary, bonus, equity and long-term incentive compensation, accumulated realized and unrealized stock option gains and the dollar value to the executive and the cost to the Company of all perquisites and other personal benefits. Furthermore, due to public concerns over the perceived inflation of chief executive officer compensation and the divergence between compensation paid to chief executive officers and the average employee, generally, the Board of Directors reviewed Dr. Skolnick's total compensation package with an eye toward internal consistency with compensation paid to the Company's other executive officers and employees generally.

EMPLOYMENT AGREEMENTS

         The Company uses employment agreements for our executive officers in very select cases, generally when it is necessary to secure the services of a newly hired executive. We have the entered into employment agreement with:

         Malcolm Skolnick, current Chairman of the Board, Chief Executive Officer effective January 1, 2005.

         We have entered into letter agreements with each of our other executive officers outlining the terms of their employment and the elements of their compensation. Each of these letter agreements follows our standard employment offer template, and provides for employment at will.

ELEMENTS OF POST-TERMINATION COMPENSATION

         We have a change-in-control item as part of the agreement in place for the Company's Chief Executive Officer, President. The rationale for this item is that in the event of a change in control of Cytogenix, this individual is most likely to lose their job as a result of redundancy in executive positions.

Change-in-control is defined in the employment agreement as:

         (i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; provided, however, that any financing in which the Company shall issue and sell shares of its capital stock or securities convertible into equity securities of the Company shall not constitute a change in control even if person who were not stockholders of the Company immediately prior to such financing own immediately after such financing 50% or more of the voting power of the Company outstanding securities; or (ii) The sale, transfer or other disposition of all or substantially all of the Company's assets or capital stock.

         Upon a change-in-control, the Company's CEO would receive (assuming the change-in-control occurred on December 31, 2006):

o        Two times his base salary ($780,000),

o        Accrued vacation pay at December 31, 2006 in the amount of $11,695, and

o Cobra or equivalent of other replacement medical and dental insurance for a period of 12 months, which has an approximate value of $7,200.

         There is also a provision for severance pay for termination of the executive for any reason other than cause or permanent disability, or if the executive voluntarily resign following a constructive termination.

         The severance pay for the Company's CEO would be (assuming termination occurred on December 31, 2006):

o        An amount equal to his annual  base salary ($390,000),

o        Accrued vacation pay at December 31,2006 in the amount of $11,695, and

o Cobra or equivalent of other replacement medical and dental insurance for a period of 12 months, which has an approximate value of $7,200.

             REPORT OF THE BOARD OF DIRECTORS REGARDING COMPENSATION


         The Board of Directors has reviewed and discussed the Compensation Discussion and Analysis set forth above with management and, based on the review and discussions, recommended to the Board that the Compensation Discussion and Analysis be included in this document.

         This report is submitted by the members of the Board of Directors.

         Malcolm H. Skolnick, Chairman
         Scott E. Parazynski
         Cy A. Stein
         John J. Rossi
         Raymond L. Ocampo, Jr.


                                  COMPENSATION

         The following  table sets forth  information of the year ended December
31, 2006  concerning  the  compensation  of the  President  and Chief  Executive
Officer of the Company, the Chief Financial Officer of the Company, two former executive officers and the only other executive officer whose total compensation for the year ended December 31, 2006 exceeded $100,000 for services rendered in all capacities of the Company.

                           SUMMARY COMPENSATION TABLE




                                                                              NON-EQUITY
                                                                    OPTION    INCENTIVE
                                                                    AWARDS       PLAN        ALL OTHER
NAME AND PRINCIPAL            YEAR  SALARY  BONUS     STOCK AWARDS   ($)(3)   COMPENSATION  COMPENSATION
POSITION                             ($)     ($)          ($)                    ($)            ($)      TOTAL ($)
--------------------------    ---- ------   ----      ------------  ------    ------------  ------------ ---------

Malcolm H. Skolnick.......    2006 390,000               -           -           -              -        $390,000
   Chairman and Chief
      Executive Officer

Pam Schertz(1)                2006 13,750     -          -           -           -           $61,041     $ 74,791
   Interim Chief
      Financial Officer

Yin Chen..................    2006 125,104    -          -           -           -              -        $125,104
   Vice President and
      Chief Research
      Scientist

Lawrence Wunderlich(2)....    2006 255,673    -          -           -           -              -        $225,673
   Former Chief Financial
      Officer

Frank Vazquez(2)..........    2006 262,529    -          -           -           -              -        $262,529
   Former Senior Vice
      President and Chief
      Operating Officer

-----------------------------------

(1) Ms. Schertz became interim chief financial officer in December 2006. All other compensation represents salary paid to Ms. Schertz as Controller of the Company.

(2) Messrs. Wunderlich and Vazquez terminated their employment with the Company on November 17, 2006.

(3) Options to acquire 2,004,000 shares of common stock were granted on February 28, 2006 under the 2005 Stock Option Plan. As of December 31, 2006, on-third of these options had vested. The fair value of the options as of December 31, 2006 was determined to be zero due to a significant drop in the share price from the date of grant and due to no registration under the Securities Act of 1933 of the underlying shares, which places a significant restriction on the ability to transfer any shares received as a result of an exercise of the options.

                        GRANTS OF PLAN-BASED AWARDS TABLE

         The following table sets forth information regarding the grants of stock options to our Named Executives.
                                                          Grant
                                                          date
                                    All Other             fair
                                    Option      Exercise  value
                                    Awards:     or Base   of
                                    Number of   Price     stock
                                    Securities  of        and
                                    Underlying  Option    option
                         Grant       Options    Awards    awards
                         ------
         Name              Date       (1)(#)    (2)($/Sh)  (3)($)
         ----              ----       ------    --------   ------

Malcolm H. Skolnick      2/28/2006     390,000      1.01   344,760
Yin Chen                 2/28/2006     185,000      1.01   163,540
Pam Schertz                 --          --         --        --
Lawrence Wunderlich4     2/28/2006     250,000      1.01   221,000
Frank Vazquez4           2/28/2006     250,000      1.01   221,000

---------------
(1) These columns show the awards under the 2005 Stock Option Plan as described in the section "Stock Options" in the Compensation Discussion and Analysis. The dollar amount recognized by us for these awards is shown in the Summary Compensation Table in the column entitled "Option Awards," and their valuation assumptions are referenced in footnote 3 of that table.

(2) The exercise price per share is the closing price of the Company's common stock on the OT Bulletin Board at the date of the option grant. The closing price for our stock on the date of grant was $1.01.

(3) The fair value was determined using the Black-Scholes option pricing model at the grant date using the following assumptions: dividend yield of 0%, expected volatility of 89.36%, risk-free interest rate of 4.5% and expected life of 10 years.

(4) These awards terminated in accordance with the 2005 Stock Option Plan due to the resignations of Messrs. Wunderlich and Vazquez.


                            OPTIONS HELD AT YEAR END

      The following table presents information concerning outstanding equity awards held by the Named Executive Officers as of December 31, 2006.

                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END



                                                        OPTION AWARDS
                                ---------------------------------------------------------------
                                 NUMBER OF       NUMBER OF
                                SECURITIES       SECURITIES
                                UNDERLYING       UNDERLYING
                                UNEXERCISED     UNEXERCISED OPTIONS
                                OPTIONS (#)     OPTIONS (#)          OPTION EXERCISE   OPTION EXPIRATION
NAME                            EXERCISABLE    # UNEXERCISABLE       PRICE ($)             DATE
------------------------------  -----------    ---------------       ---------------   -----------------
Malcolm H. Skolnick...........   5,000,000           --                0.25            June 26, 2013
                                 2,400,000     1,200,000(1)            0.70            Jan. 29, 2015
                                   130,000       260,000(2)            1.01            Feb. 28, 2016

Pam Schertz...................      --               --                 --                   --

Yin Chen......................   1,500,000           --                0.25            June 26, 2013
                                   833,334       416,666(1)            0.70            Jan. 29, 2015
                                    61,667       123,333(2)            1.01            Feb. 28, 2016

Lawrence Wunderlich...........      --               --                 --                   --

Frank Vazquez.................      --               --                 --                   --

-----------------------------------

(1) The options vested on January 29, 2007.
(2)   One-half of the shares will vest on each of February 28, 2007 and 2008.

       SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS.

          The following table sets forth certain information with respect to our equity compensation plans as of December 31, 2006:

                      EQUITY COMPENSATION PLAN INFORMATION

                                          NUMBER OF SECURITIES TO      WEIGHTED-AVERAGE         NUMBER OF SECURITIES
                                          BE ISSUED UPON EXERCISE      EXERCISE PRICE OF      REMAINING AVAILABLE FOR
                                          OF OUTSTANDING OPTIONS,    OUTSTANDING OPTIONS,      FUTURE ISSUANCE UNDER
                                            WARRANTS AND RIGHTS       WARRANTS AND RIGHTS       EQUITY COMPENSATION
PLAN CATEGORY                                                                                         PLANS(1)

Equity compensation plans                       22,179,000                     $0.48                   11,821,000
approved by our stockholders(2)

Equity compensation plans not                            0                         0                            0
approved by our stockholders
-----------------
         (1)      Excludes   securities  to  be  issued  upon  the  exercise  of
                  outstanding options, warrants and rights.
         (2)      Includes options granted under the CytoGenix,  Inc. 2003 Stock
                  Option Plan and the CytoGenix,  Inc. 2005 Stock Option Plan.

                                       14


         EMPLOYMENT AGREEMENT. The Company entered into an employment agreement with Dr. Skolnick on January 1, 2005. The 2006 base annual salary under the employment agreement was $390,000. This agreement is terminable at will by the Company. In the event the Company terminates Dr. Skolnick without cause (as defined in the employee agreement), the Company will be obligated to pay him severance for one year at the base annual pay rate and frequency in effect immediately prior to termination. In the event a change in control of the Company (as defined in the employment agreement) occurs, Dr. Skolnick will be entitled to a lump sum payment, in addition to any severance, equal to two times his annual base salary ($780,000) in effect immediately prior to the change in control.

                            COMPENSATION OF DIRECTORS

The Company pays directors who are not employees of the Company $25,000 per year for attending Board of Director meetings. The Board of Directors may also make discretionary option grants to its non-employee directors under the Company's
2003 Stock Option Plan and 2005 Stock Option Plan. In 2006, we provided the following annual compensation to directors who are not employees:


                                    DIRECTOR COMPENSATION TABLE

                                                                                  CHANGES
                                                                                  IN
                                                                                  PENSION
                                                                                  VALUE AND
                                                                    NON-EQUITY    NON-QUALIFIE  ALL OTHER
                                                                     INCENTIVE    DEFERRED     COMPENSATION
                                  FEES      STOCK      OPTION          PLAN       COMP           ($) (1)
                                  EARNED    AWARDS     AWARDS      COMPENSATION   EARNINGS
NAME                       YEAR     ($)        ($)        ($)           ($)          ($)      D                 TOTAL ($)
------------------------- ------- --------- ---------- ----------- -------------- ----------- --------------- ---------------

Raymond L. Ocampo Jr.      2006     25,000                                                                        25,000

Scott E. Paraznyski, MD    2006     25,000                                                                        25,000

John J. Rossi, Ph.D.       2006     25,000      -          -             -            -             -             25,000

Cy E. Stein, MD, Ph.D      2006     25,000      -          -           -              -             9,000         34,000


(1)  Represents the consulting fees paid to Dr. Stein in the year ended December
     31, 2006.



PROPOSAL 2. - RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         The Board of Directors has selected LBB & Associates Ltd., LLP(formerly
Lopez, Blevens & Bork & Associates, LLP), which has served as independent auditors of the Company since August 19, 2004 as independent auditors to audit the books, records and accounts of the Company for the fiscal year ended
December 31, 2007. The Board of Directors recommends a vote FOR approval of such selection. A representative of LBB & Associates Ltd., LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement, if such representative chooses to do so, and will be available to respond to appropriate questions.


                                       15


                       AUDIT FEES; CHANGES IN ACCOUNTANTS
                  FEES AND EXPENSES OF INDEPENDENT ACCOUNTANTS

         The following table sets forth the amount of audit fees,  audit related fees  billed or  expected  to be  billed  by LBB &  Associates  LTD.,  LLP,  our
independent  auditors,   for  the  years  ended  December  31,  2006  and  2005,
respectively:


                                                                    2006                       2005
                                                           ------------------------    ---------------------
                                                                   AMOUNT                     AMOUNT

         Audit Fees(1)                                             $57,065                     $33,450
         Audit-Related Fees(2)                                           0                           0
         All Other Fees                                                  0                           0

                  Total Fees                                       $57,065                     $33,450
                                                                   =======

          (1) Includes the annual consolidated financial statement audit, review of quarterly reports on Form 10-Q and other services associated with the audit. Audit fees for 2006 include fees incurred for the audits of management's assessment of the effectiveness of internal controls over financial reporting and the effectiveness of internal controls over financial reporting.
         (2) During the indicated periods, LBB & Associates, Ltd., LLP did not provide us with any information technology services relating to financial information systems design and implementation.


         BOARD POLICY ON PRE-APPROVAL OF PERMISSIBLE NON-AUDIT SERVICES

         The Board of Directors requires management to seek Board of Director pre-approval for the engagement of an independent public accountant to perform audit, audit-related and non-audit services. The Company's Board of Directors approved the engagement of LBB & Associates LTD, LLP on August 18, 2004.

                           BOARD REPORT ON 2006 AUDIT

         The Company does not have an Audit Committee. The Board of Directors reviews the Company's financial reporting process. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The Board of Directors is responsible for engaging independent auditors to perform an independent audit of the Company's financial statements in accordance with generally accepted accounting principles and to issue a report thereon. The Board of Directors reviews and oversees these processes, including oversight of (i) the integrity of the Company's financial statements, (ii) the Company's independent auditors' qualifications and independence, (iii) the performance of the Company's independent auditors and
(iv) the Company's compliance with legal and regulatory requirements.

         In this context, the Board of Directors met and held discussions with management and the independent auditors. Management represented to the Board of Directors that the Company's financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Board of Directors reviewed and discussed the financial statements with management and the independent auditors. The Board of Directors also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU ss.380), as amended.

         In addition, the Board of Directors discussed with the independent auditors the auditors' independence from the Company and its management, and the independent auditors provided to the Board of Directors the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

         The Board of Directors also discussed with the Company's independent auditors the overall scope and plans for the audit. The Board of Directors met with the independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

         Based on the reviews and discussions referred to above, the Board of Directors approved the inclusion of the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the Securities and Exchange Commission. The Board also recommended, subject to shareholder ratification, the selection of the Company's independent auditors for fiscal year 2006.

         This report is submitted by the members of the Board of Directors.

         Malcolm H. Skolnick, Chairman
         Scott E. Parazynski
         Cy A. Stein
         John J. Rossi
         Raymond L. Ocampo Jr

                                  ANNUAL REPORT

         The Company's Annual Report of Form 10-K covering the fiscal year ended December 31, 2006 accompanies this Proxy Statement. Except for the financial statements included in the Annual Report that are specifically incorporated by reference herein, the Annual Report of Form 10-K is not incorporated in this Proxy Statement and is not to be deemed part of this proxy soliciting material. Additional copies of the Annual Report of Form 10-K are available upon request.

                                  OTHER MATTERS

         COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT. Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than 10% of a registered class of the Company's Common Stock to file initial reports of ownership and changes in ownership with the SEC and to furnish the Company with copies of all Section 16(a) forms they file. The Company believes that all filings required to be made under Section 16(a) were timely made other than Form 3 filings for Pam Schertz, Interim CFO, and Cindee Ewell, Vice President of Legal Affairs, upon their becoming executive officers of the Company.

         OTHER MATTERS. At the date hereof, the Board of Directors does not know of any other business to be presented at the Annual Meeting of Shareholders. If any other matter properly comes before the meeting, however, it is intended that the persons named in the accompanying proxy will vote such proxy in accordance with the discretion and instructions of the Board of Directors.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

         Shareholders  wishing  to submit  proposals  for  consideration  by the
Company's Board of Directors at the Company's 2008 Annual Meeting of Shareholders should submit them in writing to the attention of the Secretary of the Company no later than January 31, 2008, so that it may be considered by the Company for inclusion in its proxy statement and form of proxy for that meeting.

         A shareholder who wishes to make a proposal at the 2008 Annual Meeting of Shareholders without complying with the requirements of Rule 14a-8 (and therefore without including the proposal in our proxy materials) must notify us of the proposal by March 16, 2008. If a shareholder fails to timely give notice of a potential proposal, then the persons named as proxies in the proxy cards solicited by our Board of Directors for that meeting will be entitled to vote the proxy cards held by them regarding that proposal, if properly raised at the meeting, in their discretion or as directed by our management.

                                           By Order of the Board of Directors,

                                           /s/ Malcolm Skolnick
                                           --------------------
                                           Malcolm Skolnick
                                           Chairman of the Board and President
May 7, 2007

                                                                       EXHIBIT A
                                                                       ---------
                                 CYTOGENIX, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 FOR THE ANNUAL MEETING TO BE HELD JUNE 13, 2007



P The proxies are directed to vote as specified below and in their discretion on all other matters coming before the meeting. If no direction is made, the proxy will vote FOR the nominee listed below and the approval of independent auditors.
          This proxy is solicited by the Board of Directors.



R        1.      ELECTION OF DIRECTORS - Cy A. Stein, M.D., Ph.D.

                          [ ] Vote FOR the nominee listed above, except vote withheld from (to withhold authority to vote for any individual nominee, write in the names on the line below:)

O                ---------------------------------------------------------------

                          [ ]       Vote WITHHELD from nominee

X        2.       APPROVAL OF INDEPENDENT AUDITORS.

                          [ ]  FOR           [ ]  AGAINST         [ ]  ABSTAIN

Y

                          [ ]  I plan to attend the meeting.

                   PLEASE SIGN, DATE AND RETURN THE PROXY CARD
                     PROMPTLY, USING THE ENCLOSED ENVELOPE.

                                                                       EXHIBIT A
                                                                       ---------

                                 CYTOGENIX, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 FOR THE ANNUAL MEETING TO BE HELD JUNE 13, 2007

The undersigned appoints Pam Schertz and Cindee Ewell, and each of them, as attorneys and proxies of the undersigned, with power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of CytoGenix, Inc. (the "Company") to be held June 13, 2007 and at any adjournment thereof, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote on all matters coming before said meeting.


                                        Dated:________________________, 2007


                                        -------------------------------------
                                                  Signature



                                        -------------------------------------
                                                  Signature if held jointly


                    THIS PROXY MUST BE SIGNED EXACTLY AS NAME APPEARS HEREON. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer. If signer is a partnership, please sign partnership name by authorized person.








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